UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2019

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Drive, Suite A Grass Valley, CA 95945
(Address of principal executive offices)

Phone: 530-205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors has dismissed Victoria Boltrick as a Director and Employee. Chairman, Richard Hylen has expressed his desire to replace Victoria Boltrick with a more experienced individual with the needs of the company. Victoria Boltrick has agreed to being replaced, as well as has agreed to waive any/all accrued wages and Director Fees. Victoria will no longer be associated with the company either as a Director or an Employee.

WHEREAS, the Board of Directors has appointed Dusty Vereker as a Director of the company, and Vice President of Proscere Bioscience. Her employment contract allows an annual salary of $45,000 to be paid quarterly in either cash or stock. Her Director Agreement allows for fees associated with meetings and conferences. Ms. Vereker has accepted the Director position and employee position respectively.

Dusty Vereker is 42 years old and has been a marketing professional for more than a decade. She is a seasoned manager with experience in directing sales for medium to large size corporations, where she earned her credit to increasing revenue. She brings 8 years experience in sales and 4 years experience in human resources. She is a graduate of Grossmont College, and served as an Administrative Instructor to the US Naval Sea Cadet Corps. Dusty will assist our team in growing sales for Proscere Bioscience, and implement an Oversight-Committee for the corporation.

Item 9 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Board Resolution Dated 2/15/2019
10.2	Director Agreements 2/17/2019
10.3	Employment Agreements 2/17/2019

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simlatus Corp.

Date: February 19, 2019	By:	/s/ Richard Hylen
Richard Hylen
Chairman and CEO